Exhibit 10.27
SECOND AMENDMENT
TO
AMENDED AND RESTATED
OPERATING AGREEMENT
OF
KYKUIT RESOURCES, LLC
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT OF KYKUIT RESOURCES, LLC (the “Amendment”) is entered into as of the 27th day of February, 2008 (the “Effective Date”), by and between the undersigned Members of KYKUIT RESOURCES, LLC, an Ohio Limited Liability Company (the “Company”).
     WHEREAS, on May 8, 2007, the undersigned Members of the Company entered into an Operating Agreement of Kykuit Resources, LLC (the “Original Operating Agreement”); and
     WHEREAS, on October 24, 2007, the undersigned Members of the Company entered into the Amended and Restated Operating Agreement of Kykuit Resources, LLC (the “Amended Operating Agreement”); and
     WHEREAS, on December 17, 2007, the undersigned Members of the Company entered into the First Amendment to Amended and Restated Operating Agreement of Kykuit Resources, LLC (the “First Amendment”). The Original Operating Agreement, the Amended Operating Agreement and the First Amendment are collectively referred to herein as the “Operating Agreement”.
     WHEREAS, the parties hereto desire to amend the Operating Agreement pursuant to the terms and conditions set forth herein.
     NOW THEREFORE, in consideration of Ten Dollars ($10.00), and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned Members here agree as follows:
     7. The references to “From and after the Effective Date” in Paragrahs 1 and 2 of the First Amendment are hereby deleted, and the Unit Ownership of the Members, as set forth in Revised Exhibit “C” of the the First Amendment, shall instead be deemed to have been effective from and after May 8, 2007.
     8. From and after May 8, 2007, all refererences in the Operating Agreement to “Units” or “Unit Ownership” or “proportion to Unit Ownership” or “Membership Interest” shall refer to the allocation of Unit Ownership reflected in the column of Revised Exhibit “C” attached to the First Amendment entitled “Actual Unit Ownership” and/or “Actual Percentage of Unit Ownership”.
     9. From and after May 8, 2007, the two columns of Revised Exhibit “C” attached to the First Amendment entitled “Effective Unit Ownership for Hemus Participating Wells” and “Percentage of Unit Ownership for Hemus Participating Wells” reflect the effective ownership of each Member for those operations of the Company in which Hemus, Ltd. opts to participate on a twenty-five percent (25%) basis pursuant to the Joint Venture Development Agreemnent that was entered into by and between the Company and and Hemus, Ltd. on or about August 3, 2007.
     10. The Operating Agreement is hereby revived and ratified and shall be in full force and effect subject to the modifications stated herein.
     11. This Amendment may be executed in counterparts, each constituting a duplicate original, but all counterparts shall constitute one and the same Amendment. Signatures transmitted by facsimile or email shall be deemed originals for all purposes.

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     12. In the event of a conflict or inconsistency between the provisions of this Amendment and the Operating Agreement, the provisions of this Amendment shall control and govern.
     IN WITNESS WHEREOF, this Amendment has been executed as of this date first above written.
/s/ Gregory J. Osborne
John D. Oil and Gas Company
By: Gregory J. Osborne
Its: President
/s/ James W. Garrett
Energy West Resources, Inc.
By: James W. Garrett
Its: President and Chief Operating Officer
/s/ Sam Petros
Petros Development Co., LLC
By: Sam Petros
Its: Manager
/s/ Richard M. Osborne
Richard M. Osborne, Trustee U/T/A 1-13-95
CCAG Limited Partnership
By: TGF Corporation
Its: General Partner
/s/ Steven A. Calabrese
By: Steven A. Calabrese, President of
TGF Corporation
/s/ Steven A. Calabrese
R.C. Enterprises & Development, LLC
By: Steven A. Calabrese
Its: Managing Member

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